UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 24, 2020

CITIZENS FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-13222	23-2265045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 South Main Street
Mansfield, Pennsylvania 16933
(Address of Principal Executive Offices, and Zip Code)

(570) 662-2121
(Registrant’s Telephone Number, Including Area Code)

Not applicable
 (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                          Results of Operations and Financial Condition.
Randall E. Black, Chief Executive Officer, recently announced the unaudited consolidated financial results for Citizens Financial Services, Inc. and susbisidaries for the first quarter 2020.
On April 24, 2020, Citizens Financial Services, Inc. issued a press release titled “Citizens Financial Services, Inc. Reports Unaudited First Quarter 2020 Financial Results”, attached as Exhibit 99.1 to the Current Report on Form 8-K and incorporated herein by reference.  The information furnished under Item 2.02 of the Current Report on an 8-K shall not be deemed “filed” for any purpose.
Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release issued by Citizens Financial Services, Inc. on April 24, 2020, titled “Citizens Financial Services, Inc. Reported Unaudited First Quarter 2020 Financial Results”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CITIZENS FINANCIAL SERVICES, INC.

Date: April 24, 2020	By:	/s/ Stephen J. Guillaume
Stephen J. Guillaume Chief Financial Officer